CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Network Connection, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the headings "Experts" in the registration statement on Form SB-2.

                                        /s/ KPMG LLP

Phoenix, Arizona
June 6, 2000